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                                 EXHIBIT 10.89

                          SECOND AMENDED AND RESTATED
                           REVOLVING PROMISSORY NOTE

$5,000,000                                                  McLean, Virginia
                                                            January 30, 1998



          FOR VALUE RECEIVED, VERSAR, INC., a corporation organized under the laws of the State of Delaware ("Versar"), GEOMET TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware ("Geomet"), SCIENCE MANAGEMENT CORPORATION, a corporation organized under the laws of the State of Delaware ("SMC"), SMC ENVIRONMENTAL SERVICES GROUP, INC., a corporation organized under the laws of the State of Pennsylvania ("SMC Environmental"), SMC MCEVER, INC., a corporation organized under the laws of the State of Texas ("SMC McEver"), SMC BUSINESS INFORMATION SYSTEMS, INC., a corporation organized under the laws of the State of Delaware ("SMC Business"), SMC MANAGEMENT SERVICES GROUP, INC., a corporation organized under the laws of the State of New Jersey ("SMC Management"), VERSAR ACQUISITION II, CORP., a corporation organized under the laws of the Commonwealth of Virginia ("Versar Acquisition"; together with SMC, SMC Environmental, SMC McEver, SMC Business, Versar and Geomet being collectively called, the "Borrowers", and each individually, a "Borrower"), jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender"), the principal sum of FIVE MILLION DOLLARS ($5,000,000) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrowers pursuant to the terms and


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conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

          1.     INTEREST. (a)     Except as otherwise expressly set forth
below, amounts outstanding hereunder shall bear interest at the LIBOR Rate (as hereinafter defined), plus two hundred and fifty basis points (i.e. 2.50%).
For purposes hereof, the "LIBOR Rate" shall mean a fluctuating rate equal to the daily London Interbank Offered Rate for thirty (30) days U.S. Dollar deposits as quoted by the Lender as of 11:00 A.M. (Washington, D.C., time) (the "LIBOR Rate"). The interest rate on all sums accruing interest at the LIBOR Rate under this Note shall change immediately and contemporaneously with any change in the LIBOR Rate.

                 (b) In addition, so long as no event of default or any act, event or condition which, with notice or the passage of time or both, would constitute an event of default under any Financing Document has occurred and is continuing, the Borrowers shall have the right to elect that specified amounts advanced under this Note in a minimum amount of $100,000 and increments of $50,000, bear interest at the Prime Rate per annum. For purposes hereof, the "Prime Rate" means the fluctuating prime rate of interest established and declared by the Lender from time to time. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Lender to its borrowers.

                 (c) All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

                 (d) In respect to any interest rate election hereunder and any transactions contemplated hereby, the Borrowers authorize the Lender to accept, rely upon, act upon and comply with, any verbal or written instructions, requests, confirmations and orders of the



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President and Chief Executive Officer, the Vice President, Treasurer & Chief
Financial Officer and Vice President, Secretary & General Counsel on behalf of the Borrowers. The Borrowers acknowledge that the transmission between the Borrowers and the Lender of any such instructions, requests, confirmations and orders involves the possibility of errors, omissions, mistakes and discrepancies and agrees to adopt such internal measures and operational procedures to protect its interests. By reason thereof, the Borrowers hereby assume all risk of loss and responsibility for, release and discharge the Lender from any and all responsibility or liability for, and agree to indemnify, reimburse on demand and hold the Lender harmless from, any and all claims, actions, damages, losses, liability and expenses by reason of, arising out of or in any way connected with or related to, (i) the Lender's acceptance, reliance and actions upon, compliance with or observation of any such instructions, requests, confirmations or orders, and (ii) any such errors, omissions, mistakes and discrepancies, except those caused by the Lender's gross negligence or willful misconduct.

          2. Payments and Maturity. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

                 (a) Interest only on the unpaid Principal Sum shall be due and payable monthly, commencing February 1, 1998, and on the same day of each month thereafter to maturity; and

                 (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on November 30, 1998.

          The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing





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Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

          3. DEFAULT INTEREST. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate (the "Default Rate") two percent (2%) per annum in excess of the then current rate or rates of interest hereunder until such Event of Default is cured.

          4. LATE CHARGES. If the Borrowers shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

          5. APPLICATION AND PLACE OF PAYMENTS. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in McLean, Virginia or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers. The Lender is authorized to deduct any payment (including payments of principal and/or interest as above provided) from the Borrowers' Account Number 4113103748 on or after the date the payment is due; provided, however, that such authorization shall not be deemed to relieve the Borrowers from their obligation to make such payment when it is due.

          6. PREPAYMENT. The Borrowers may prepay the Principal Sum in whole or in part without premium or penalty.




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          7.     FINANCING AGREEMENT AND OTHER FINANCING DOCUMENTS.  This Note
is the "Second Restated Note" described in that certain Third Amendment to Financing and Security Agreement of even date herewith by and among the Borrowers and the Lender, which Third Amendment to Financing and Security Agreement, further amends that certain Financing and Security Agreement dated March 31, 1997 (the "Original Financing Agreement") by and among Versar and Geomet (the "Original Borrowers"). The Original Financing Agreement has been amended by that certain First Amendment to Financing and Security Agreement dated April 30, 1997, by and among the Original Borrowers and the Lender and which Original Financing Agreement was further amended by that certain Second Amendment to Financing and Security Agreement dated November 30, 1997 by and among the Original Borrowers, SMC, SMC Environmental, SMC McEver and SMC Business and the Lender (the Original Financing Agreement, as amended, modified, restated, substituted, extended and renewed at any time and from time to time, is called the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. This Note increases, amends and restates in its entirety that certain Amended and Restated Revolving Promissory Note in the maximum principal amount of Three Million Dollars ($3,000,000) dated November 30, 1997 (the "First Restated Note") from the Original Borrowers, SMC, SMC Environmental, SMC McEver and SMC Business in favor of the Lender. The term "Financing Documents" as used in this Note, shall mean collectively this Note, each Acquisition Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by any of the Borrowers and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in





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connection with the Principal Sum, this Note and/or the Financing Agreement.
It is expressly understood and agreed that the indebtedness evidenced by the First Restated Note has not been extinguished or discharged hereby. The Borrowers and the Lender agree that the execution of this Note is not intended and shall not cause or result in a novation with regard to the First Restated Note.

          8. SECURITY. This Note is secured as provided in the Financing Agreement.

          9. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note:

                 (a) The failure of the Borrowers to pay to the Lender within five (5) days of when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

                 (b) The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

          10. REMEDIES. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of





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demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of the Borrowers, guarantors and endorsers.

          Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower, or any guarantor nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any other to any Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Financing Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

          The Borrowers further agree that, if any payment made by the Borrowers, or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to any Borrower, their estate, trustee, receiver or any other party, including, without limitation, such





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Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such the Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

          The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Financing Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

          11. EXPENSES. The Borrowers jointly and severally promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.





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          12.    NOTICES.  Any notice, request, or demand to or upon the
Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 11.01 of the Financing Agreement.

          13. MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

          14. PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in





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any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

          15. CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

          16.    APPLICABLE LAW.    Each Borrower acknowledges and agrees that
this Note shall be governed by the laws of the Commonwealth of Virginia, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

          17.    WAIVER OF TRIAL BY JURY.  EACH BORROWER HEREBY WAIVES TRIAL
BY JURY IN ANY ACTION OR PROCEEDING TO WHICH EITHER BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES
A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

          THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH BORROWER FURTHER REPRESENTS





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THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF
THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

          18.    ARBITRATION.   ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE
PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN FAIRFAX COUNTY, VIRGINIA AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED





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FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION
WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

          (B)    RESERVATION OF RIGHTS.  NOTHING IN THIS NOTE SHALL BE DEEMED
TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. Section 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE





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OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT
OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

          IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS/ATTEST:                                    VERSAR, INC.


/S/ James Charles Dobbs           By:  /S/ Benjamin M. Rawls      (SEAL)
-----------------------------        -----------------------------
                                       Name:  Benjamin M. Rawls
                                       Title:  Chairman & CEO

WITNESS/ATTEST:                   GEOMET TECHNOLOGIES, INC.


/S/ Benjamin M. Rawls             By:  /S/ James Charles Dobbs    (SEAL)
-----------------------------        -----------------------------
                                       Name:  James Charles Dobbs
                                       Title:  Vice President

WITNESS/ATTEST:                   SCIENCE MANAGEMENT CORPORATION


/S/ Benjamin M. Rawls             By:  /S/ James Charles Dobbs    (SEAL)
-----------------------------        -----------------------------
                                       Name:  James Charles Dobbs
                                       Title:  Vice President



WITNESS/ATTEST:                   SMC ENVIRONMENTAL SERVICES GROUP, INC.


/S/  Benjamin M. Rawls            By:  /S/ James Charles Dobbs    (SEAL)
-----------------------------        -----------------------------
                                       Name:  James Charles Dobbs
                                       Title:  Vice President





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
WITNESS/ATTEST:                   SMC MCEVER, INC.


/S/ Benjamin M. Rawls             By:  /S/ James Charles Dobbs    (SEAL)
----------------------------         -----------------------------
                                       Name:  James Charles Dobbs
                                       Title:  Vice President

WITNESS/ATTEST:                   SMC BUSINESS INFORMATION SYSTEMS, INC.

/S/ Benjamin M. Rawls             By:  /S/ James Charles Dobbs    (SEAL)
----------------------------         -----------------------------
                                       Name:  James Charles Dobbs
                                       Title:  Vice President

WITNESS/ATTEST:                   SMC MANAGEMENT SERVICES GROUP, INC.


/S/ Benjamin M. Rawls             By:  /S/ James Charles Dobbs    (SEAL)
----------------------------         -----------------------------
                                       Name:  James Charles Dobbs
                                       Title:  Vice President





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
WITNESS/ATTEST:                   VERSAR ACQUISITION II, CORP.


/S/ James Charles Dobbs           By:  /S/ Benjamin M. Rawls      (SEAL)
----------------------------         -----------------------------
                                       Name:  Benjamin M. Rawls
                                       Title:  Chairman & CEO





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